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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 24, 2001
                                                        ------------------


                                  QUOVADX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


         6400 S. Fiddler's Green Circle, Suite 1400, Englewood CO 80111
         --------------------------------------------------------------
         (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (303) 488-2019


                                 XCARE.NET, INC.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.           OTHER EVENTS

         On September 24, 2001, the registrant changed its corporate name from "XCare.net, Inc." to "Quovadx, Inc." Effective at the start of trading on October 1, 2001, the ticker symbol under which the registrant's common stock is traded on the Nasdaq Stock Market was changed to "QVDX." Stockholders do not need to exchange stock certificates in connection with the corporate name and ticker symbol change.

         On September 25, 2001, the registrant issued a press release regarding the change of its corporate name and Nasdaq Stock Market ticker symbol, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  2.1 Certificate of Ownership and Merger Merging Quovadx, Inc. into XCare.net, Inc.

                  4.1      Specimen Common Stock Certificate

                  99.1     Press release dated September 25, 2001


                                      -1-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 QUOVADX, INC.


Date:  October 15, 2001


                                 By: /s/ Gary T. Scherping
                                     -------------------------------------------
                                     Gary T. Scherping, Executive Vice
                                     President of Finance, Chief Financial
                                     Officer (Principal Financial and Accounting
                                     Officer) and Assistant Secretary


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
2.1                Certificate of Ownership and Merger Merging Quovadx, Inc.
                   into XCare.net, Inc.

4.1                Specimen Common Stock Certificate

99.1               Press release dated September 25, 2001